Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED
—
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

LONG-TERM SUPPLY AGREEMENT II

HEMLOCK SEMICONDUCTOR CORPORATION, a Michigan corporation with its principal place of business at 12334 Geddes Road, Hemlock, Michigan 48626 (“HSC”), and SunPower Corporation, a United States corporation with its principal place of business at 3939 North First Street, San Jose, California 95134 (“Buyer”) hereby enter into this Long-Term Supply Agreement (the “Agreement”) effective as of the date of Buyer’s execution of this Agreement (the “Effective Date”).

WHEREAS, Buyer desires to purchase and HSC agrees to sell Products (herein defined) pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.                                       Products. As used in this Agreement, “Product” or “Products” shall mean the polycrystalline silicon manufactured by HSC. The specifications for the Product are set forth in Exhibit A, as such specifications may be amended from time to time by mutual written agreement of the parties (the “HSC Product Specifications”). Subject only to the following two exceptions, Buyer shall utilize the Products for its manufacturing purposes and shall not, without the prior written consent of HSC, re-sell the Products, or become a re-seller or distributor of the Products; said consent as to any options of Buyer shall not be unreasonably withheld or delayed unless said options are likely to have a negative impact on HSC’s financial performance. Exceptions: (1) Buyer may re-sell or distribute the Products without prior written consent of HSC to wholly-owned or majority owned subsidiaries (hereinafter together with Buyer referred to as the “SunPower Group”; (2) Buyer may re-sell or distribute the Products without prior written consent of HSC to such enterprises that have entered into supply agreements with the SunPower Group for the sole purpose of producing ingots and/or wafers for the exclusive use of the SunPower Group. Buyer will notify HSC of the conclusion of such supply agreements and upon Buyer’s request HSC may, at its discretion, agree to drop-ship Products to such enterprises for the purpose cited above.

2.                                       Non-Refundable Advance Payment. Buyer agrees to make a non-refundable, unconditional, irrevocable advance payment in the amount of $113,220,000.00 (the “Advance Payment”). One-third ($37,740,000.00) of the Advance Payment shall be paid on or before October 4, 2007, One-third ($37,740,000.00) of the Advance Payment will be paid on or before October 4, 2008, and One-third ($37,740,000.00) of the Advance Payment will be paid on or before October 4, 2009. Except as set forth in Section 15, Buyer expressly acknowledges its understanding and agrees that, once this Agreement is executed, there are no circumstances or occurrences that will require HSC to refund to Buyer all or any portion of the Advance Payment other than HSC’s failure to deliver the Products to which the Advance Payment relates, as set forth in Section 9. The Advance Payment shall be applied as a credit against the price of the Products that Buyer is required to

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purchase, and HSC is required to supply, under this Agreement at the times and in the amounts shown on Exhibit B.

3.                                       Price and Quantity; Purchase Orders.

(a)                                  Price and Quantity.                                      For the time period January 1, 2010 through December 31, 2019, HSC agrees to sell and Buyer agrees to purchase Products pursuant to the terms and conditions of this Agreement. The price and quantity of Products to be purchased by Buyer is as set forth in Exhibit B. As set forth in Exhibit B, Buyer retains the discretion to select among the Products listed to fulfill its annual quantity commitments. Unit prices for shipment of Product are FCA Hemlock, Michigan (Incoterms 2000). Subject only to the price adjustments set forth in Section 4, these prices are fixed for the term of this Agreement. Buyer may require an audit of the HSC’s supporting documentation validating the price adjustments permitted under Exhibit B. Any such audit shall be conducted by a qualified independent third party who shall be granted access, under a confidentiality agreement, to all relevant documentation it reasonably requests for such verification. Any such audit shall be paid for by Buyer.

(b)                                 Purchase Orders. The parties acknowledge their standard practice in which Buyer, in connection with fulfilling its purchase commitment for any given year, periodically issues purchase orders, and occasionally change orders thereto, for Products requesting specified quantities, delivery dates and delivery locations. The parties agree that the provisions of this Section 3(b) create no legal commitment or obligations with respect to purchase orders or otherwise.

4.                                       Price Adjustments. HSC may adjust prices on an annual basis to account for changes in HSC’s cost structure relative to the manufacture of the Products, including changes relating to electricity, raw materials and the Employment Cost Index. On January 1 of each year beginning with January 1, 2010, prices may be increased pursuant to the mechanism set forth in Exhibit C.

5.                                       Take or Pay Agreement. This Agreement is a “take or pay agreement” such that Buyer is absolutely and irrevocably required to accept and pay for the contracted volume of Products per year over a 10-year period at the prices set forth in Exhibit B, subject to the adjustments described in Section 4 above. In the event that Buyer fails to order and take delivery of its contracted volume in a given year, HSC shall invoice Buyer for the differential at full contract price and Buyer will pay the same within 30 days of invoice date. Buyer specifically acknowledges and accepts that it will be liable for the full purchase price of volume differential between the quantity ordered and the contracted volume.

6.                                       Payment. Payment terms are net 30 days from the date of the invoice. Finance charges of ***% per month (***% per annum) may be assessed on payment past due from the payment due date to the date payment is received. Failure to pay

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invoices when due or finance charges when assessed may result in delayed or cancelled shipments. No unauthorized deductions from invoices are permitted.

7.                                       Title and Risk of Loss. Buyer shall purchase the Products from HSC FCA Hemlock (Incoterms 2000) with title and risk of loss with respect to all Products passing to Buyer when the goods have been delivered to the carrier at Hemlock, Michigan.

8.                                       Term. The term of this Agreement shall be from the Effective Date through December 31, 2019 (the “Initial Term”). The Agreement may not be terminated during the Initial Term, except as expressly set forth in Section 10.

9.                                       Manufacturing Facility.               Buyer acknowledges that HSC will be expanding its manufacturing facilities (the “Expanded Manufacturing Facility”) in order to produce the Products to be supplied under this Agreement. The estimated completion date for 50% of the manufacturing facility capacity is January 1, 2010, with estimated capacity of 75% completed on January 1, 2011, and 100% of estimated capacity completed on January 1, 2012. Buyer acknowledges the possibility of delays in completing the manufacturing facility and expressly agrees that, so long as 50% of the manufacturing capacity commences production by June 30, 2010, HSC SHALL HAVE NO LIABILITY TO BUYER FOR ANY SUCH DELAY.  The parties further agree to the following liquidated damages formula as Buyer’s sole and exclusive remedy and damages for delays beyond June 30, 2010:

Liquidated Damages Calculation: $*** multiplied by the number of months delayed beyond June 30, 2010 (pro-rated for partial months). The total liquidated damages shall not exceed the amount of Buyer’s Advance Payment.

HSC agrees that the Expanded Manufacturing Facility shall be subject to bi-annual inspections by Buyer. Said inspections shall be subject to HSC’s confidentiality and security policies for site visits. Any fees and costs associated with such inspection shall be borne by Buyer.

10.                                 Termination. Buyer understands and acknowledges that HSC is making substantial capital investments to expand its manufacturing capabilities in order to satisfy Buyer’s demand for the Products. The parties acknowledge it is their express intent that Buyer is obligated to purchase the contracted volumes over the Initial Term of this Agreement. Accordingly, the basis and circumstances under which the parties can terminate this Agreement prior to the expiration of the Initial Term of this Agreement is expressly limited to the terms of this Section 10.

(a)                                  Termination by Buyer. Buyer may, at its option, terminate this Agreement only upon the occurrence of all of the following events: (i)(1) once production of Products has commenced at the Expanded Manufacturing Facility, a failure by HSC to deliver the contracted amount of Products properly ordered by

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Buyer or (2) other material breach of this Agreement by HSC other than (A) HSC’s failure to complete the Expanded Manufacturing Facility (which shall be addressed solely by the provisions of Section 9) and (B) a material breach triggered by a Force Majeure Event (which shall be solely addressed in Section 19), (ii) service of written notice of such failure to HSC, and (iii) a failure by HSC to cure such delivery deficiency or material breach within ninety (90) days of receipt of the written notice of such event. If HSC rectifies any such failure of delivery or material breach within such period, then HSC’s deficiency of performance shall be deemed cured and Buyer shall not be entitled to terminate this Agreement.

(b)                                 Termination by HSC. HSC may, at its option, terminate this Agreement only upon the occurrence of all of the following events: (i) in the event of a failure to pay (other than a failure to pay triggered by a Force Majeure Event which shall be solely addressed in Section 19) or other material breach of this Agreement by Buyer, (ii) service of written notice of such failure to Buyer, and (iii) a failure by Buyer to cure such breach within ninety (90) days after receipt of written notice of such breach. If Buyer rectifies any such payment failure or material breach within such period, then Buyer’s deficiency of performance shall be deemed cured and Buyer shall not be entitled to terminate this Agreement. In the event of a termination due to Buyer’s breach, in addition to any other damages that can be established by HSC, Buyer shall be liable to HSC for the purchase price of Products as set forth in Exhibit B.

11.                                 Confidentiality. The parties acknowledge and agree that the terms of this Agreement and certain information exchanged between them pertaining to this Agreement, including information regarding research, technology, product developments, marketing plans or conditions, products, business strategies, and the like, constitutes “Confidential Information” of the party disclosing the information. The purpose of the exchange of the Confidential Information” is to allow the parties to meet their obligations and responsibilities under this Agreement. During the term of this Agreement, and for a period of 15 years following its termination or expiration, except as required by applicable law, regulation or rules of any securities exchange, the party receiving any Confidential Information, and its employees, attorneys, financial advisors, officers, directors and shareholders who shall receive such Confidential Information shall not, except with the prior written consent of the disclosing party, use, divulge, disclose or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the disclosing party; provided, however, that each party may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing party to wholly-owned or majority owned subsidiaries if such subsidiaries undertake to keep such information strictly confidential in accordance with this Section 11 and each subsidiary has a “need to know”. The parties will be liable for any breach of this Section 11 by any of their respective wholly-owned or majority owned subsidiaries. Each party further agrees to use the same degree of care to avoid publication or dissemination of the Confidential Information disclosed to such party under this

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Agreement as it employs with respect to its own Confidential Information, but at all times shall use at least reasonable care to protect against disclosure. Confidential Information does not and shall not include information that:

(a)                                  was already known to the receiving party at the time such information is disclosed by the other party;

(b)                                 was or became publicly known through no wrongful act of the receiving party;

(c)                                  was rightfully received from a third party without restriction;

(d)                                 was independently developed by the receiving party;

(e)                                  was approved for release by written authorization of the party disclosing such information under this Agreement; or

(f)                                    was required by legal or financial reporting purposes to be disclosed; provided, however, that the party being required to disclose shall, if circumstances permit, provide advanced notice to the other party and shall allow the other party a reasonable opportunity to oppose such disclosure, if appropriate.

12.                                 Limited Warranty. HSC warrants only that, upon delivery, the Products will meet the HSC Product Specifications, as set forth in Exhibit A (ii) the Products will be delivered free from any security interest, lien or encumbrance; and (iii) HSC will convey good title to the Products.

13.                                 Warranty Disclaimer. THIS LIMITED WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, SAID WARRANTIES BEING EXPRESSLY DISCLAIMED.

14.                                 Limited Remedy. HSC shall be given reasonable and prompt opportunity to examine any claim of defect by Buyer. Buyer agrees that its sole and exclusive remedy against HSC shall be limited to either, at HSC’s sole discretion, (i) the revision, repair or replacement of non-conforming or defective Products or (ii) payment not to exceed the purchase price of the specific Products for which damages are claimed. This exclusive remedy shall not be deemed to have failed of its essential purpose so long as HSC is willing to revise, repair or replace the defective Products, or make the payment described in this Section 14.

15.                                 Damages Limitation. EXCEPT FOR SITUATIONS INVOLVING (i) A DELAY IN COMPLETION OF THE MANUFACTURING FACILITY AS DESCRIBED IN SECTION 9 OF THIS AGREEMENT, OR (ii) FOR FAILURE TO DELIVER PRODUCTS TO WHICH THE ADVANCE PAYMENTS RELATE, AS DESCRIBED IN SECTION 9 OF THIS AGREEMENT, HSC SHALL NOT BE LIABLE FOR ANY LOSS, DAMAGE, OR INJURY RESULTING FROM DELAY IN DELIVERY OF THE PRODUCTS, OR FOR ANY FAILURE TO PERFORM

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WHICH IS DUE TO A FORCE MAJEURE EVENT (AS DEFINED IN SECTION 19).  EXCEPT FOR HSC’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 16 AND FOR EITHER PARTY’S BREACH OF SECTION 11, THE MAXIMUM AGGREGATE LIABILITY OVER THE TERM OF THIS AGREEMENT, IF ANY, FOR ALL DAMAGES, INCLUDING WITHOUT LIMITATION CONTRACT DAMAGES AND DAMAGES FOR INJURIES TO PERSONS OR PROPERTY, WHETHER ARISING FROM A PARTY’S BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, OR OTHER TORT, IS LIMITED TO, IN THE CASE OF HSC, THE REMAINING NET BALANCE OF THE ADVANCED PAYMENT AS SET FORTH IN EXHIBIT B AND, IN THE CASE OF BUYER, THE AGGREGATE PRICE FOR THE PRODUCTS COMMITTED TO BE PURCHASED BY BUYER DURING THE INITIAL TERM AS SET FORTH IN EXHIBIT B.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST REVENUES AND PROFITS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF THE LIMITED REMEDY SET FORTH ABOVE.

16.                                 Patents. If any suit is brought against Buyer for infringement of any United States Letters Patent alleging that the Products or HSC’s methods of manufacturing them infringe any United States Letters Patent, HSC shall, at its own expense, defend and control the suit against these allegations only, and shall pay any award of damages assessed against Buyer in the suit to the extent only that the damages are awarded in connection specifically with the alleged infringement, provided that Buyer gives HSC prompt notice in writing of the institution of the suit and, to the full extent of Buyer’s power to do so, Buyer permits HSC to defend and control the suit against these allegations. The above fully expresses Buyer’s exclusive remedy and HSC’s sole responsibility with respect to infringement of any patent by the Products, and HSC EXPRESSLY DISCLAIMS ANY OTHER WRITTEN OR UNWRITTEN, EXPRESS OR IMPLIED WARRANTY AGAINST INFRINGEMENT with respect to the Products. In no case shall HSC be liable to defend or pay any award of damages assessed against Buyer to the extent any suit or cause of action alleges that the nature of Buyer’s use of the Products (or the use of the Products by Buyer’s customers) infringes any patent.

17.                                 Taxes. Any tax or other government charge now or in the future levied upon the production, sale, use or shipment of the Products (except HSC’s income tax obligations) may, at HSC’s option, be added to the purchase price.

18.                                 Fair Labor Standards Act. HSC hereby certifies that the Products shall be produced in compliance with the Fair Labor Standards Act, as amended, and of regulations and orders of the United States Department of Labor issued under that Act.

19.                                 Force Majeure. HSC shall not be liable for delays or failures in performance of an order or default in delivery arising out of or resulting from causes

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beyond its control. Such causes include, but are not limited to, acts of God, acts of Buyer, acts of the Government or the public enemy, fire, flood, epidemics, quarantine restrictions, strikes, freight embargoes, severe weather, equipment breakage or default of suppliers due to any of such causes (each a “Force Majeure Event”). In the event of any such delay of HSC’s performance, Buyer shall honor its obligations hereunder as soon as HSC is able to perform. In addition, if due to a Force Majeure Event, HSC is unable to produce sufficient goods to meet all demands from customers and internal uses, HSC shall have the right to allocate production among its customers and plants in any manner in which HSC may determine to be equitable.

Buyer shall not be liable for delays or failures in meeting its payment obligations as set forth in Section 6, if such failure arises out of or results from causes beyond its control. Such causes include, but are not limited to, acts of God, acts of HSC, acts of the Government or the public enemy, fire, flood, epidemic, quarantine restrictions, strikes, freight embargoes, or severe weather (each a “Force Majeure Event”). In the event of any such delay of Buyer’s performance, HSC shall honor its obligations hereunder as soon as Buyer is able to perform.

20.                                 Choice of Law. The Agreement is made in, and shall be governed and controlled in all respects by the laws of the State of Michigan, USA (specifically disclaiming the U.N. Convention Contracts for the International Sale of Goods) and all disputes, including interpretation, enforceability, validity, and construction, shall be determined under the law of the State of Michigan, without regard to any conflict of law provisions.

21.                                 Choice of Forum. The parties submit to the exclusive jurisdiction and venue of the U.S. District Court for the Eastern District of Michigan for all disputes arising, directly or indirectly, under this Agreement.

22.                                 Waiver. Either party’s failure to exercise a right or remedy or such party’s acceptance of a partial or delinquent payment shall not operate as a waiver of any of such party’s rights or the other party’s obligations under the Agreement and shall not constitute a waiver of such party’s right to declare an immediate or a subsequent default.

23.                                 Severability. If one or more of the provisions of this Agreement shall be found, by a court with jurisdiction, to be illegal, invalid or unenforceable, it shall not affect the legality, validity or enforceability of any of the remaining provisions of this Agreement. The parties agree to attempt to substitute for any illegal, invalid or unenforceable provision a legal, valid or enforceable provision that achieves to the greatest extent possible the economic objectives of the illegal, invalid or unenforceable provision.

24.                                 Integration. The Agreement constitutes the entire understanding between the parties with respect to the subject matter of the Agreement and supersedes any prior discussions, negotiations, agreements, memoranda of understanding and the

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like. Modifications to the Agreement may be made only in writing and signed by each party.

25.                                 Assignments. No assignment of the Agreement or of any right or obligation under the Agreement shall be made by either party without the prior written consent of the other party, said consent shall not be unreasonably withheld; provided, however, that each party may assign this Agreement without any such consent to its Affiliates or in connection with a merger, acquisition, change of control or sale of substantially all of the assets of the assigning party. As used herein, an “Affiliate” of a party means any other party controlling, controlled by, or under common control with, such party. In the event of a proper assignment, the Agreement shall be binding upon and inure to the benefit of the assigning party’s successors and assigns.

26.                                 Attorney Fees and Costs. In the event of HSC’s enforcement of any term or condition in the Agreement, Buyer shall be liable to HSC for all costs, including attorney fees, incurred by HSC in enforcing the Agreement and in collecting any sums owed by Buyer to HSC.

27.                                 Dollars. All references to monetary amounts shall be in U.S. Dollars.

28.                                 Agreement Preparation. This Agreement shall be considered for all purposes as prepared through the joint efforts of the parties and shall not be construed against one party or the other as a result of the manner in which this Agreement was negotiated, prepared, drafted or executed.

29.                                 Deadline. This Agreement must be executed and returned to HSC by July 20, 2007. If the Agreement is not executed and returned to HSC by that date, the Agreement shall be null and void.

BUYER:		HSC:

SUNPOWER CORPORATION		HEMLOCK SEMICONDUCTOR
CORPORATION

By:	/s/ THOMAS WERNER	By:	/s/ GARY R. HOMAN

Print Name:	Thomas Werner	Print Name:	Gary R. Homan

Title:	Chief Executive Officer	Title:	Vice President

Date:	July 16, 2007	Date:	July 2, 2007

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EXHIBIT A

HSC PRODUCT SPECIFICATIONS

***

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Calendar Year	Shipped Quantity (FCA HSC in kilograms)	Gross Price Per Kilogram for HSC DMS (in US Dollars)		Advanced Payment Per Kilogram (in US Dollars)		Net Price Per Kilogram for HSC DMS (in US Dollars)		Net Remaining Advanced Payment at Year- End (to be Prorated based on actual volume shipped)
Total Advance Payment								$	***
2010	***	$	***	$	***	$	***	$	***
2011	***	$	***	$	***	$	***	$	***
2012	***	$	***	$	***	$	***	$	***
2013	***	$	***	$	***	$	***	$	***
2014	***	$	***	$	***	$	***	$	***
2015	***	$	***	$	***	$	***	$	***
2016	***	$	***	$	***	$	***	$	***
2017	***	$	***	$	***	$	***	$	***
2018	***	$	***	$	***	$	***	$	***
2019	***	$	***	$	***	$	***	$	***
	Total Shipped Quantity (in kilograms): ***	Average Gross Price Per Kilogram: $***				Average Net Price Per Kilogram: $***

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EXHIBIT B

SOLAR-GRADE POLYSILICON ANTICIPATED DELIVERY SCHEDULE

Product

Type

Package

Price Variance ($US/kg)

HSC DMS

Chunk

Bulk

***

HSC DMS-L

Big Piece

10 kg Bags

***

HSC SGB

Chunk

10 kg Bags

***

HSC 840

Chips

10 kg Bags

***

HSC 850

Chips

10 kg Bags

***

HSC 900

Chunk

Bulk

***

HSC XXX

Granular

TBD

TBD

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Exhibit B (Continued)

Product Pricing

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Pricing for HSC DMS

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC DMS	Chunk	Bulk	$	***	$	***
2011	HSC DMS	Chunk	Bulk	$	***	$	***
2012	HSC DMS	Chunk	Bulk	$	***	$	***
2013	HSC DMS	Chunk	Bulk	$	***	$	***
2014	HSC DMS	Chunk	Bulk	$	***	$	***
2015	HSC DMS	Chunk	Bulk	$	***	$	***
2016	HSC DMS	Chunk	Bulk	$	***	$	***
2017	HSC DMS	Chunk	Bulk	$	***	$	***
2018	HSC DMS	Chunk	Bulk	$	***	$	***
2019	HSC DMS	Chunk	Bulk	$	***	$	***

Pricing for HSC DMS-L

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2011	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2012	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2013	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2014	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2015	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2016	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2017	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2018	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***
2019	HSC DMS-L	Big Piece	10 kg Bags	$	***	$	***

Pricing for HSC SGB

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2011	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2012	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2013	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2014	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2015	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2016	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2017	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2018	HSC SGB	Chunk	10 kg Bags	$	***	$	***
2019	HSC SGB	Chunk	10 kg Bags	$	***	$	***

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Exhibit B (Continued)

Product Pricing

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Pricing for HSC 900

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC 900	Chunk	Bulk	$	***	$	***
2011	HSC 900	Chunk	Bulk	$	***	$	***
2012	HSC 900	Chunk	Bulk	$	***	$	***
2013	HSC 900	Chunk	Bulk	$	***	$	***
2014	HSC 900	Chunk	Bulk	$	***	$	***
2015	HSC 900	Chunk	Bulk	$	***	$	***
2016	HSC 900	Chunk	Bulk	$	***	$	***
2017	HSC 900	Chunk	Bulk	$	***	$	***
2018	HSC 900	Chunk	Bulk	$	***	$	***
2019	HSC 900	Chunk	Bulk	$	***	$	***

Pricing for HSC 840*

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC 840	Chips	10 kg Bags	$	***	$	***
2011	HSC 840	Chips	10 kg Bags	$	***	$	***
2012	HSC 840	Chips	10 kg Bags	$	***	$	***
2013	HSC 840	Chips	10 kg Bags	$	***	$	***
2014	HSC 840	Chips	10 kg Bags	$	***	$	***
2015	HSC 840	Chips	10 kg Bags	$	***	$	***
2016	HSC 840	Chips	10 kg Bags	$	***	$	***
2017	HSC 840	Chips	10 kg Bags	$	***	$	***
2018	HSC 840	Chips	10 kg Bags	$	***	$	***
2019	HSC 840	Chips	10 kg Bags	$	***	$	***

Pricing for HSC 850*

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC 850	Chips	10 kg Bags	$	***	$	***
2011	HSC 850	Chips	10 kg Bags	$	***	$	***
2012	HSC 850	Chips	10 kg Bags	$	***	$	***
2013	HSC 850	Chips	10 kg Bags	$	***	$	***
2014	HSC 850	Chips	10 kg Bags	$	***	$	***
2015	HSC 850	Chips	10 kg Bags	$	***	$	***
2016	HSC 850	Chips	10 kg Bags	$	***	$	***
2017	HSC 850	Chips	10 kg Bags	$	***	$	***
2018	HSC 850	Chips	10 kg Bags	$	***	$	***
2019	HSC 850	Chips	10 kg Bags	$	***	$	***

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Exhibit B (Continued)

Product Pricing

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Pricing for HSC 890*

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC 890	Chips/Fines	Bulk	$	***	$	***
2011	HSC 890	Chips/Fines	Bulk	$	***	$	***
2012	HSC 890	Chips/Fines	Bulk	$	***	$	***
2013	HSC 890	Chips/Fines	Bulk	$	***	$	***
2014	HSC 890	Chips/Fines	Bulk	$	***	$	***
2015	HSC 890	Chips/Fines	Bulk	$	***	$	***
2016	HSC 890	Chips/Fines	Bulk	$	***	$	***
2017	HSC 890	Chips/Fines	Bulk	$	***	$	***
2018	HSC 890	Chips/Fines	Bulk	$	***	$	***
2019	HSC 890	Chips/Fines	Bulk	$	***	$	***

Pricing for HSC SCE*

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2011	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2012	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2013	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2014	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2015	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2016	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2017	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2018	HSC SCE	Carbon Ends	Bulk	$	***	$	***
2019	HSC SCE	Carbon Ends	Bulk	$	***	$	***

Pricing for HSC PTB*

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC PTB	Etched TBS	Bulk	$	***	$	***
2011	HSC PTB	Etched TBS	Bulk	$	***	$	***
2012	HSC PTB	Etched TBS	Bulk	$	***	$	***
2013	HSC PTB	Etched TBS	Bulk	$	***	$	***
2014	HSC PTB	Etched TBS	Bulk	$	***	$	***
2015	HSC PTB	Etched TBS	Bulk	$	***	$	***
2016	HSC PTB	Etched TBS	Bulk	$	***	$	***
2017	HSC PTB	Etched TBS	Bulk	$	***	$	***
2018	HSC PTB	Etched TBS	Bulk	$	***	$	***
2019	HSC PTB	Etched TBS	Bulk	$	***	$	***

HSC and Buyer Confidential

***         CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit B (Continued)

Product Pricing

Pricing for HSC PCE*

Calendar Year	Product	Type	Package	Gross Price Per kg		Net Price Per kg
2010	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2011	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2012	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2013	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2014	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2015	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2016	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2017	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2018	HSC PCE	Etched CE	10 kg Bags	$	***	$	***
2019	HSC PCE	Etched CE	10 kg Bags	$	***	$	***

PRODUCTS UNDER DEVELOPMENT(1)

Product

Type

Package

Price

HSC P18*

Surface Cleaned Fallout

TBD(2)

TBD

HSC P19*

Surface Cleaned Fallout

TBD

TBD

HSC PSR*

Surface Cleaned Fallout

TBD

TBD

HSC GXX*

Granular

TBD

TBD

*The available quantity of these products will be limited due to capacity and the actual fall-out quantities.  Buyer may, in its sole and exclusive discretion, fulfill its quantity commitments based on any combination of available Product as determined solely by HSC.  With respect to the Products listed in this Exhibit B without the asterisk (*) designation, Buyer may, in its sole and exclusive discretion, fulfill its quantity commitments based on any combination of such Products, as determined solely by Buyer.

1 The Products identified are under development by HSC. HSC makes no representation that the Products will ultimately be available for use by Buyer. If development is successful (determined in HSC’s sole and exclusive discretion), these Products or other future Product generations will be made available for purchase at Buyer’s discretion in fulfillment of its purchase obligations hereunder. Specifications will be developed and communicated to Buyer.

2 “TBD” means to be determined.

HSC and Buyer Confidential

***         CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT C

Electrical Costs:  The base cost (base year = 2007) will be $*** per MWh (megawatt hour) with inflation estimated at ***% per year.  If the cumulative percentage increase in HSC’s actual electrical rate exceeds ***% compounded annually, HSC may increase the contract price of polysilicon by $*** per kg for each whole percentage point that the cumulative actual percentage increase exceeds the cumulative compounded ***% base rate.  The following table provides an example of this price adjustment mechanism:

	2008		2009		2010		2011		2012		2013		2014		2015		2016		2017		2018		2019		2020
Base Rate *	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Compounded	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Actual Rate *	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Compounded	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Price Change / KG															$ ***		$ ***		$ ***		$ ***		$ ***		$ ***

In the preceding example, HSC may choose to increase the annual contract price of polysilicon (Exhibit B) by $*** per kg in 2015 through 2017 and by $*** per kg in 2018 through 2020.

Labor Cost Inflation:  The base inflation rate is estimated at ***% per year (base year = 2007).  If the cumulative rate of inflation (as measured by ECI) exceeds ***% compounded annually, HSC may increase the contract price of polysilicon by $*** per kg for each whole percentage point that the cumulative percentage increase in ECI exceeds the cumulative compounded ***% base rate.  The following table provides an example of this price adjustment mechanism:

	2008		2009		2010		2011		2012		2013		2014		2015		2016		2017		2018		2019		2020
Base Rate *	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Compounded	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Actual Rate *	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Compounded	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Price Change / KG											$ ***		$ ***		$ ***		$ ***		$ ***		$ ***		$ ***		$ ***

In the preceding example, HSC may choose to increase the annual contract price of polysilicon (Exhibit B) by $*** per kg in 2013 through 2016 and by $*** per kg in 2017 through 2020.

HSC and Buyer Confidential

***                           CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT C (Continued)

Raw Material Cost Inflation:  The base cost (base year = 2007) of Metallurgical Grade Silicon Metal will be $*** per KG with inflation estimated at ***% per year.  If the cumulative rate of inflation (as measured by USA CRU Spot) exceeds ***% compounded annually, HSC may increase the contract price of polysilicon by $*** per kg for each whole percentage point that the cumulative percentage increase in USA CRU Spot exceeds the cumulative compounded ***% base rate.  The following table provides an example of this price adjustment mechanism:

	2008		2009		2010		2011		2012		2013		2014		2015		2016		2017		2018		2019		2020
Base Rate *	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Compounded	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Actual Rate *	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Compounded	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%
Price Change / KG															$ ***		$ ***		$ ***		$ ***		$ ***		$ ***

In the preceding example, HSC may choose to increase the annual contract price of polysilicon (Exhibit B) by $*** per kg in 2015 through 2017 and by $*** per kg in 2018 through 2020.

Inflation rate for Electrical costs shall be measured by actual $ per MWh.  Inflation rate for Labor Cost Inflation shall be measured by ECI.  “ECI” is the Employment Cost Index Civilian (unadjusted) as published by the U.S. Department of Labor (www.bls.gov).  Inflation for metallurgical grade silicon metal shall be measured by CRU Spot price as published by CRU International LTD (by subscription only).

HSC and Buyer Confidential

***                           CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION